Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Colleen D. Baldwin, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, her true and lawful attorneys-in-fact and agents, to execute in her name, place, and stead, in her capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ Colleen D. Baldwin

Colleen D. Baldwin

Chairperson, Director, and Trustee

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Fred Bedoya, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as officer of the above referenced Registrants, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ Fred Bedoya

Fred Bedoya

Vice President, Treasurer and Principal

Accounting Officer

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, John V. Boyer, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as officer of the above referenced Registrants, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ John V. Boyer

John V. Boyer

Director and Trustee

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Martin J. Gavin, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ Martin J. Gavin

Martin J. Gavin

Director and Trustee

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Todd Modic, hereby constitutes and appoints Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as officer of the above referenced Registrants, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ Todd Modic

Todd Modic

Senior Vice President, Chief/Principal

Financial Officer, and Assistant

Secretary

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Joseph E. Obermeyer, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ Joseph E. Obermeyer

Joseph E. Obermeyer

Director and Trustee

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Sheryl K. Pressler, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, her true and lawful attorneys-in-fact and agents, to execute in her name, place, and stead, in her capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ Sheryl K. Pressler

Sheryl K. Pressler

Director and Trustee

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Christopher P. Sullivan, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ Christopher P. Sullivan

Christopher P. Sullivan

Director and Trustee

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Christian G. Wilson, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as officer of the above referenced Registrants, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: September 26, 2024

/s. Christian G. Wilson

Christian G. Wilson

President and Chief /Principal Executive

Officer